                        RETIREMENT PLAN FOR BOARD MEMBERS

                                       OF

                           TAPPAN ZEE FINANCIAL, INC.

                                       AND

                               CERTAIN AFFILIATES








                            ADOPTED ON JULY 25, 1995
                       EFFECTIVE UPON THE CONVERSION DATE

                                TABLE OF CONTENTS

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                                                                                                                 ----

                                    ARTICLE I

                                   DEFINITIONS
SECTION 1.1       ANNUAL COMPENSATION...........................................................................   1
SECTION 1.2       BANK..........................................................................................   1
SECTION 1.3       BENEFICIARY...................................................................................   1
SECTION 1.4       BOARD.........................................................................................   1
SECTION 1.5       BOARD MEMBER..................................................................................   1
SECTION 1.6       CHANGE OF CONTROL OF THE HOLDING COMPANY......................................................   1
SECTION 1.7       CODE..........................................................................................   3
SECTION 1.8       COMMITTEE.....................................................................................   3
SECTION 1.9       CONVERSION DATE...............................................................................   3
SECTION 1.10      DISABILITY....................................................................................   3
SECTION 1.11      HOLDING COMPANY...............................................................................   4
SECTION 1.12      PARTICIPANT...................................................................................   4
SECTION 1.13      PARTICIPATING COMPANY.........................................................................   4
SECTION 1.14      PERSON........................................................................................   4
SECTION 1.15      PLAN..........................................................................................   4
SECTION 1.16      PREDECESSOR BOARD.............................................................................   4
SECTION 1.17      RETIRED PARTICIPANT...........................................................................   4
SECTION 1.18      SPOUSE........................................................................................   4
SECTION 1.19      YEARS OF SERVICE..............................................................................   4


                                   ARTICLE II

                                   ELIGIBILITY

SECTION 2.1       PARTICIPATION.................................................................................   5
SECTION 2.2       TERMINATION OF PARTICIPATION..................................................................   5


                                   ARTICLE III

                               RETIREMENT BENEFITS

SECTION 3.1       NORMAL RETIREMENT.............................................................................   5
SECTION 3.2       PAYMENTS......................................................................................   6
SECTION 3.3       OPTIONAL FORMS OF RETIREMENT ALLOWANCE........................................................   6
SECTION 3.4       PAYMENTS OF SMALL AMOUNTS.....................................................................   7
SECTION 3.5       AUTOMATIC DEATH BENEFIT FOR SPOUSE............................................................   7
SECTION 3.6       BENEFICIARIES.................................................................................   8

                                       (i)

                                                                                                                 Page
                                                                                                                 ----

                                   ARTICLE IV

                                 ADMINISTRATION
SECTION 4.1       DUTIES OF THE COMMITTEE.......................................................................   8
SECTION 4.2       LIABILITIES OF THE COMMITTEE..................................................................   9
SECTION 4.3       EXPENSES......................................................................................   9


                                    ARTICLE V

                            AMENDMENT AND TERMINATION

SECTION 5.1       AMENDMENT AND TERMINATION.....................................................................   9


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

SECTION 6.1       PLAN DOCUMENTS................................................................................  10
SECTION 6.2       CONSTRUCTION OF LANGUAGE......................................................................  10
SECTION 6.3       NON-ALIENATION OF BENEFITS....................................................................  10
SECTION 6.4       INDEMNIFICATION...............................................................................  10
SECTION 6.5       SEVERABILITY..................................................................................  10
SECTION 6.6       WAIVER........................................................................................  10
SECTION 6.7       NOTICES.......................................................................................  11
SECTION 6.8       OPERATION AS AN UNFUNDED PLAN.................................................................  11
SECTION 6.9       REQUIRED REGULATORY PROVISIONS................................................................  11
SECTION 6.10      GOVERNING LAW.................................................................................  12


                                      (ii)

                       RETIREMENT PLAN FOR BOARD MEMBERS

                                       OF

                           TAPPAN ZEE FINANCIAL, INC.

                                       AND

                               CERTAIN AFFILIATES



                                    ARTICLE I

                                   DEFINITIONS

                  The following definitions shall apply for the purposes of this Plan unless a different meaning is plainly indicated by the context:

                  SECTION 1.1 ANNUAL COMPENSATION means, on any date for any Board Member, the amount of compensation paid to such Board Member for service as a Board Member during the twelve (12) month period early on such date, including retainer payments, fees paid solely on the basis of attendance at meetings as a Board Member and any amounts thereof deferred at the request of the Board Member, but excluding compensation in the form of stock options, appreciation rights, or restricted property, or other special forms of remuneration.

                  SECTION 1.2 BANK means (a) prior to the Conversion Date, Tarrytowns Bank, FSB, a federal mutual savings bank; and (b) on and after the Conversion Date, Tarrytowns Bank, FSB, a federal stock savings bank; and any successor thereto.

                  SECTION 1.3 BENEFICIARY means the Person or Persons designated by the Participant or Retired Participant to receive a survivor benefit under one of the optional forms of retirement allowance provided under section 3.4 or section 3.5. If more than one Person is designated, each shall have an equal share unless the Participant or Retired Participant directed otherwise.

                  SECTION 1.4 BOARD means the Board of Directors of the Holding Company.

                  SECTION 1.5 BOARD MEMBER means any individual who is a member of the Board or a member of the board of directors of a Participating Company.

                  SECTION 1.6 CHANGE OF CONTROL OF THE HOLDING COMPANY means any of the following events:

                  (a) the reorganization, merger or consolidation of the Holding Company with one or more other Persons other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting shares of the Holding Company;

                  (b) the acquisition of substantially all of the assets of the Holding Company or of more than 25% of the voting shares of the Holding Company by any Person or by any Persons acting in concert; or

                  (c) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

                           (i) individuals who were members of the Board on the
                  Conversion Date; or

                           (ii) individuals who first became members of the
                  Board after the Conversion Date either:

                                    (A) upon election to serve as a member of
                           the Board by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or

                                    (B) upon election by the shareholders of the
                           Holding Company to serve as a member of the Board, but only if nominated for election by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination;

provided, however, that an event described in section 1.6(b) shall not be deemed to constitute a Change of Control of the Holding Company if: (i) such event occurs as a result of a purchase, by a person or group of persons acting in concert, directly from the Holding Company of securities issued in connection with a reorganization, merger or consolidation in which the Holding Company is the surviving entity; (ii) immediately following such event, such person or group of persons owns less than 50% of the voting shares of the Holding Company; and (iii) prior to such event, the Board adopts a resolution stating that such event shall not be deemed to constitute a Change of Control of the Holding Company for purposes of the Plan.any of the following events:

                  (a) the reorganization, merger or consolidation of the Holding Company with one or more other Persons other than a transaction following which at least 51% of the ownership interests of the institution resulting from such transaction are owned by Persons who, immediately prior to such transaction, owned at least 51% of the outstanding voting shares of the Holding Company;

                  (b) the acquisition of substantially all of the assets of the Holding Company or of more than 25% of the voting shares of the Holding Company by any Person or by any Persons acting in concert; or

                  (c) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board do not belong to any of the following groups:

                           (i) individuals who were members of the Board on the
                  Conversion Date; or

                           (ii) individuals who first became members of the
                  Board after the Conversion Date either:

                                    (A) upon election to serve as a member of
                           the Board by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first election; or

                                    (B) upon election by the shareholders of the
                           Holding Company to serve as a member of the Board, but only if nominated for election by affirmative vote of a majority of the members of the Board, or a nominating committee thereof, in office at the time of such first nomination;

provided, however, that an event described in section 1.6(b) shall not be deemed to constitute a Change of Control of the Holding Company if: (i) such event occurs as a result of a purchase, by a person or group of persons acting in concert, directly from the Holding Company of securities issued in connection with a reorganization, merger or consolidation in which the Holding Company is the surviving entity; (ii) immediately following such event, such person or group of persons owns less than 50% of the voting shares of the Holding Company; and (iii) prior to such event, the Board adopts a resolution stating that such event shall not be deemed to constitute a Change of Control of the Holding Company for purposes of the Plan.

                  SECTION 1.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 1.8 COMMITTEE means the Compensation Committee of the Board of the Holding Company, and any successor thereto.

                  SECTION 1.9 CONVERSION DATE means the effective date of the conversion of the Bank from a federal mutual savings bank to a federal stock savings bank.

                  SECTION 1.10 DISABILITY means a condition of total incapacity, mental or physical, for further service as a Board Member, which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 1.11 HOLDING COMPANY means Tappan Zee Financial, Inc., a corporation organized and existing under the laws of the state of Delaware, and any successor thereto.

                  SECTION 1.12 PARTICIPANT means a Board Member who satisfies the eligibility requirements set forth in section 2.1 and whose participation in the Plan has not terminated pursuant to section 2.2.

                  SECTION 1.13 PARTICIPATING COMPANY means any savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution which, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, shall adopt this Plan for the benefit of members of its board of directors.

                  SECTION 1.14 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, any unincorporated organization and any other business organization or institution.

                  SECTION 1.15 PLAN means the Retirement Plan for Board Members, as amended from time to time. The Plan may be referred to as the "Retirement Plan for Board Members of Tappan Zee Financial, Inc., and Certain Affiliates."

                  SECTION 1.16 PREDECESSOR BOARD means, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, the board of trustees or the board of directors of a Participating Company.

                  SECTION 1.17 RETIRED PARTICIPANT means a former Participant who is receiving a retirement allowance under this Plan or who is entitled to receive a retirement allowance under this Plan at a future date.

                  SECTION 1.18 SPOUSE means an individual who is legally married to a Participant or Retired Participant.

                  SECTION 1.19 YEARS OF SERVICE means the period beginning on the first day of the month in which an individual becomes a Board Member and ending on the last day of the month in which such individual ceases to be a Board Member, but excluding (a) any period during which the individual was a salaried officer of any Participating Company, and (b) any period during which the individual was a salaried officer of any other institution whose board of directors or board of trustees is considered a Predecessor Board. The Years of Service of an individual with two or more non-consecutive periods of service as a Board Member shall be equal to the sum of such non-consecutive periods. For purposes of determining an individual's Years of Service, service as a member of a Predecessor Board shall be deemed service as a Board Member. The maximum number of Years of Service of any Board Member for purposes of the Plan shall be 10.

                                   ARTICLE II

                                   ELIGIBILITY


                  SECTION 2.1 PARTICIPATION.

                  A person who is a Board Member on the Conversion Date shall become a Participant in the Plan on the Conversion Date. A person who becomes a Board Member after the Conversion Date shall become a Participant in the Plan immediately upon becoming a Board Member. Any person who was a Board Member prior to the Conversion Date, but who ceased to be a Board Member prior to the Conversion Date, shall not be eligible for benefits under this Plan unless he again becomes a Board Member after the Conversion Date. In no event shall any Board Member ever become a Participant in the Plan if he is, or has at any time been, a participant in the Deferred Compensation Plan for Directors of Tarrytowns Bank, FSB.

                  SECTION 2.2 TERMINATION OF PARTICIPATION.

                  Participation in the Plan shall cease on the date a Participant ceases to be a Board Member for whatever reason.



                                   ARTICLE III

                               RETIREMENT BENEFITS


                  SECTION 3.1 NORMAL RETIREMENT.

                  (a) Any Participant shall be entitled to a normal retirement allowance from the Holding Company, commencing as of the first day of the month following the later of the month in which he attains age 65 and the month in which he ceases to be a Board Member, in an annual amount equal to his Annual Compensation as of the date on which he ceases to be a Board Member multiplied by a fraction, the numerator of which is his Years of Service and the denominator of which is 10.

                  (b) If a Participant who is entitled to a retirement allowance under section 3.2(a) ceases to be a Board Member prior to attaining age 65 but after completing 10 Years of Service, then in lieu of the deferred retirement allowance under section 3.1(a), such person may elect to have a retirement allowance commence as of the first day of any month after the later of (i) the month in which he attains age 50 or (ii) the month in which he ceases to be a Board Member, and the amount of the retirement allowance shall be equal to the amount payable under section 3.1(a) reduced by 0.41667% for each month that such commencement date precedes the date on which he would attain age 65.

                  (c) Any election under this section 3.2 shall be made in writing in the form and manner prescribed by the Committee, shall be revocable until the retirement allowance commences to be paid, and shall thereafter be irrevocable.

                  SECTION 3.2 PAYMENTS.

                  Retirement allowances under section 3.1 shall be paid in monthly installments, each installment being one-twelfth of the annual retirement allowance. The first payment shall be made in accordance with section
3.1 and installments shall continue for a period equal to the Retired Participant's Years of Service or until his earlier death.

                  SECTION 3.3 OPTIONAL FORMS OF RETIREMENT ALLOWANCE.

                  (a) With the approval of the Committee and on such terms and conditions as the Committee may prescribe, a Participant or Retired Participant entitled to a retirement allowance under section 3.1 may elect, at any time prior to the commencement of such retirement allowance, to convert the allowance otherwise payable on his account into any one of the following optional forms of retirement allowance:

                  (i) Option 1 (100% Survivor Option). A reduced retirement allowance payable during his life, with the provision that after his death an amount equal to his reduced retirement allowance shall continue during the life of, and shall be paid to, such person, if then living, as he shall have named as his Beneficiary in his written election of the option.

                  (ii) Option 2 (50% Survivor Option). A reduced retirement allowance payable during his life, with the provision that after his death an amount equal to one-half of his reduced retirement allowance shall continue during the life of, and shall be paid to, such person, if then living, as he shall have named as his Beneficiary in his written election of the option.

                  (iii) Option 3 (5, 10 or 15 Year Term Certain). A reduced retirement allowance payable during his life, with the provision that an amount equal to his reduced retirement allowance shall continue to be paid for a term certain elected by the Participant or Retired Participant of 5, 10 or 15 years from the commencement of such retirement allowance, and, in the event of his death before the end of such term, the same amount shall continue to be paid for the remainder of such term to the person (or persons) whom he shall have named as his Beneficiary (or Beneficiaries) in his written election of the option or any change thereof.

                  (b) If Option 1 or Option 2 has been elected, if payments begin during the Retired Participant's lifetime and if the Beneficiary is living at the date of the death of the Participant or Retired Participant, then the first payment to the Beneficiary shall commence as of the first day of the month after the month in which the death of the Participant or Retired Participant occurred, and installments shall continue during the lifetime of the Beneficiary, the last installment being payable on the first day of the month during which the Beneficiary's death occurs. If Option 3 has been elected, if payments begin during the Retired Participant's lifetime, and if the Participant or Retired Participant dies prior to the expiration of the term elected, then the first payment to the Beneficiary shall commence as of the first day of the month after the month in which the death of the Participant or Retired Participant occurred, and shall continue for the remainder of such term.

                  (c) If Option 1 or Option 2 has been elected and the designated Beneficiary dies after the retirement allowance has commenced to be paid to the Retired Participant who designated him but before the death of such Retired Participant, the amount of the reduced retirement allowance to which such Retired Participant is then entitled shall remain unchanged and all payments shall cease upon the death of the Retired Participant.

                  (d) The retirement allowance payable to a Participant or Retired Participant electing one of the optional forms of retirement allowance set forth in section 3.3(a) shall be determined by multiplying the retirement allowance otherwise payable under section 3.1 by the appropriate adjustment factor set forth in Appendix A.

                  (e) Any election under this section 3.3 shall be made in writing in the form and manner prescribed by the Committee, shall be revocable until the retirement allowance commences to be paid, and shall thereafter be irrevocable.

                  SECTION 3.4 PAYMENTS OF SMALL AMOUNTS.

                  Notwithstanding any other provision of the Plan, if the present value of the retirement allowance payable to a Participant or Retired Participant shall at any time after termination of service as a Board Member and prior to the commencement of payment thereof be less than $10,000, then the Committee may direct that it shall be paid in such lump sum in lieu of all other benefits under the Plan. For purposes of this section 3.4, present values shall be determined using the interest rate and mortality assumptions then in use under section 415 of the Code for purposes of valuing lump sum payments under tax-qualified defined benefit plans.

                  SECTION 3.5 AUTOMATIC DEATH BENEFIT FOR SPOUSE.

                  If (a) a Participant or Retired Participant who is entitled to a retirement allowance under section 3.1 should die prior to the commencement of such retirement allowance or (b) a Participant who is not entitled to a retirement allowance under section 3.1 should die while a Board Member, and if such Participant or Retired Participant is survived by a Spouse, there shall be paid to such surviving Spouse, until such Spouse dies, a monthly survivor's allowance in an amount equal to that amount which would have been provided to such Spouse had the Participant or Retired Participant retired immediately prior to his death and had he effectively elected (whether or not he would have been eligible for retirement) to take Option 2 under section 3.3 with his Spouse as his Beneficiary and with payments commencing on the first day of the month following his death.

                  SECTION 3.6 BENEFICIARIES.

                  A Participant or Retired Participant may designate a Beneficiary or Beneficiaries to receive any survivor benefits payable upon his death under an optional form of benefit elected pursuant to section 3.3. If the Participant or Retired Participant elects Option 1 or Option 2 under section 3.3, he may only designate one Beneficiary and such Beneficiary must be a natural person, and such designation shall be made in writing in the form and manner prescribed by the Committee, shall be revocable until the retirement allowance commences to be paid, and shall thereafter be irrevocable. If the Participant or Retired Participant elects Option 3 under section 3.4, he may designate one or more Beneficiaries who may be, but need not be, natural persons, and such election shall be made in writing in the form and manner prescribed by the Committee, shall be revocable until the retirement allowance commences to be paid, and shall thereafter be irrevocable; provided, however, that the Participant or Retired Participant may change or revoke the Beneficiary or Beneficiaries designated at any time or from time to time, but such changes or revocations shall be effective only if received by the Committee prior to the Participant's or Retired Participant's death. A Beneficiary designated by a Participant or Retired Participant to receive a survivor benefit, other than a benefit payable for such Beneficiary's life, may designate a Beneficiary of his own to receive such survivor benefit in the event the Beneficiary designated by the Participant or Retired Participant dies prior to receiving complete payment of such survivor benefit. If a Participant or Retired Participant who has elected Option 3 dies without a Beneficiary, then the present value of any unpaid installments shall be paid to the estate of such Participant or Retired Participant in lieu of all other payments. If a Beneficiary of a deceased Retired Participant entitled to payments under Option 3 dies without a Beneficiary, then the present value of any unpaid installments shall be paid to the estate of such Beneficiary in lieu of all other payments. In determining such present values, the interest rate and life expectancy tables prescribed under section 415 of the Code for purposes of valuing lump sum payments under tax-qualified defined benefit plans shall be used.

                                   ARTICLE IV

                                 ADMINISTRATION

                  SECTION 4.1 DUTIES OF THE COMMITTEE.

                  The Committee shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Committee pursuant to this section 4.1 shall be conclusive and binding upon the Holding Company, Participants, Retired Participants and other interested parties.

                  SECTION 4.2 LIABILITIES OF THE COMMITTEE.

                  Neither the Committee nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any Participant or Retired Participant in connection with the management, operation, interpretation or administration of the Plan, any such liability being solely that of the Holding Company.

                  SECTION 4.3 EXPENSES.

                  Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Holding Company. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

                                    ARTICLE V

                            AMENDMENT AND TERMINATION

                  SECTION 5.1 AMENDMENT AND TERMINATION.

                  The Board shall have the right to amend the Plan, from time to time and at any time, in whole or in part, and to terminate the Plan; provided, however, that no such amendment or termination shall reduce the accrued benefits of, or impose more stringent vesting requirements on any benefits accrued by, any Participant, Retired Participant or Beneficiary through the date of the amendment or termination of the Plan.

                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS

                  SECTION 6.1 PLAN DOCUMENTS.

                  The Secretary of the Board shall provide a copy of this Plan to each Board Member who becomes a Participant in the Plan.

                  SECTION 6.2 CONSTRUCTION OF LANGUAGE.

                  Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine or the neuter. Any reference to an Article or section shall be to an Article or section of the Plan, unless otherwise indicated.

                  SECTION 6.3 NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such rights be liable for or subject to debts, contracts, liabilities or torts.

                  SECTION 6.4 INDEMNIFICATION.

                  The Holding Company shall indemnify, hold harmless and defend each Board Member, Participant, Retired Participant and the Beneficiaries of each, against their reasonable costs, including legal fees, incurred by them, or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the terms of the Plan.

                  SECTION 6.5 SEVERABILITY.

                  A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

                  SECTION 6.6 WAIVER.

                  Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

                  SECTION 6.7 NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a)      if to the Holding Company:

                           Tappan Zee Financial, Inc.
                           75 Broadway
                           Tarrytown, New York  10591

                           Attention:  Corporate Secretary

                  (b) if to any party other than the Holding Company, to such party at the address last furnished by such party by written notice to the Bank or the Holding Company.

                  SECTION 6.8 OPERATION AS AN UNFUNDED PLAN.

                  The Plan is intended to be (a) a contractual obligation of the Holding Company to pay the benefits as and when due in accordance with its terms, and (b) an unfunded and non-qualified plan such that the benefits payable shall not be taxable to the recipients until such benefits are paid. The Plan is not intended to be subject to or comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended, or of section 401(a) of the Code. The Holding Company may establish a trust to which assets may be transferred by the Holding Company in order to provide a portion or all of the benefits otherwise payable by the Holding Company under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Holding Company in the event that it is determined that the Holding Company is insolvent or that grounds exist for the appointment of a conservator or receiver. The Plan shall be administered and construed so as to effectuate these intentions.

                  SECTION 6.9 REQUIRED REGULATORY PROVISIONS.

                  Notwithstanding anything herein contained to the contrary, any benefits paid by the Bank, whether pursuant to this Plan or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act ("FDI Act"), 12 U.S.C. Section1828(k), and any regulations promulgated thereunder.

                  SECTION 6.10 GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York applicable to contracts between citizens and residents of the State of New York entered into and to be performed entirely within such jurisdiction, except to the extent that such laws are preempted by federal law.

                                   Appendix A

                         Factors for Determining Optional Benefit Forms under Section 3.3


           Age               Option 1               Option 2                                      Option 3
           ---               --------               --------                                      --------
                                                                            5 Year                10 Year                15 Year
                                                                            Certain               Certain                Certain
                                                                            -------               -------                -------
            50                 90.0%                  94.7%                  99.6%                  98.4%                 97.1%
            51                 89.4                   94.4                   99.6                   98.3                  96.6
            52                 88.8                   94.1                   99.6                   98.2                  96.2
            53                 88.2                   93.7                   99.5                   98.1                  95.8
            54                 87.6                   93.4                   99.5                   98.0                  95.4
- -----------------------------------------------------------------------------------------------------------------------------------
            55                 87.0                   93.0                   99.4                   97.9                  95.0
            56                 86.4                   92.7                   99.3                   97.5                  94.2
            57                 85.8                   92.4                   99.2                   97.1                  93.4
            58                 85.2                   92.0                   99.1                   96.7                  92.6
            59                 84.6                   91.7                   98.9                   96.3                  91.8
- -----------------------------------------------------------------------------------------------------------------------------------
            60                 84.0                   91.3                   98.8                   95.9                  91.0
            61                 83.2                   90.8                   98.6                   95.2                  90.0
            62                 82.4                   90.4                   98.4                   94.5                  89.0
            63                 81.6                   89.9                   98.2                   93.8                  88.0
            64                 80.8                   89.4                   98.0                   93.1                  87.0
- -----------------------------------------------------------------------------------------------------------------------------------
            65                 80.0                   88.9                   97.8                   92.4                  86.0
            66                 79.3                   88.5                   97.4                   91.4                  84.4
            67                 78.6                   88.0                   97.1                   90.4                  82.8
            68                 77.9                   87.6                   96.7                   89.4                  81.2
            69                 77.2                   87.1                   96.4                   88.4                  79.6
- -----------------------------------------------------------------------------------------------------------------------------------
            70                 76.5                   86.7                   96.0                   87.4                  78.0
            71                 75.9                   86.3                   95.4                   85.8                  76.0
            72                 75.3                   85.9                   94.8                   84.2                  74.0
            73                 74.7                   85.5                   94.2                   82.6                  72.0
- -----------------------------------------------------------------------------------------------------------------------------------
            75                 73.5                   84.7                   93.0                   79.4                  68.0


                  For Options 1 and 2, the survivorship factors shown above assume that the Participant (or Retired Participant) and the Beneficiary are the same age. For each year that the Beneficiary is older than the Participant (or Retired Participant), add .7% in the case of Option 1, or add .4% in the case of Option 2, to the percentage shown above (but never go above 99.0%). For each year that the Beneficiary is younger than the Participant (or Retired Participant), subtract .7% in the case of Option 1, or subtract .4% in the case of Option 2, from the percentages shown above. Where the individual is not the exact age shown (and where the difference in ages between a Participant and a Beneficiary includes a fraction of a year), use straight-line interpolation for the number of months.